                                                                Exhibit 10.18

                           RECYCLING INDUSTRIES, INC.

                               CUSTODY AGREEMENT
                               -----------------


Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
1400 Glenarm Place, Suite 300
Denver, Colorado  80202
Attention: Gerald Raskin, Esq.

Gentlemen:

     The undersigned (the "Undersigned") is the owner of certain shares of common stock, par value $.001 per share (the "Common Stock"), of Recycling Industries, Inc., a Colorado corporation (the "Company").

     Concurrently with the execution and delivery of this Custody Agreement, the Undersigned is executing and delivering a power of attorney (the "Power of Attorney") naming Gerald Raskin, Esq. or John W. Kellogg, Esq. as attorney-in-fact (the "Attorney-in-Fact") of the Undersigned, authorizing the Attorney-in-Fact to sell from the number of shares represented by the Certificates (as defined in Section 1.1) that number of shares of Common Stock set forth below the Undersigned's signature at the end of this Custody Agreement, as is there specified, and for that purpose to execute, deliver, and perform an Underwriting Agreement (the "Underwriting Agreement") among the Company, certain stockholders of the Company, including the Undersigned (the "Selling Securityholders"), and Prime Charter Ltd., individually and (if applicable) as representative of the other underwriters party thereto (collectively, the "Underwriter").

1    Custody

     1.1  Appointment and Acknowledgement of Custodian.  The Undersigned hereby
          --------------------------------------------
appoints you, and you hereby agree to serve, as Custodian pursuant to the terms of this Custody Agreement. The Undersigned is depositing with the Custodian a certificate or certificates (the "Certificates") identified on Annex I hereto. The Certificates have been duly endorsed in blank or are accompanied by blank stock powers duly executed by the Undersigned, in each case with a medallion signature guarantee. The Certificates and any such stock powers are herein called the "Shares." The Custodian acknowledges receipt from the Undersigned of the Shares. The Shares are to be held by you as Custodian for the account of the Undersigned and are to be disposed of by you only in accordance with this Custody Agreement.

     1.2 You, as Custodian, are authorized and directed in connection with the consummation of the transactions contemplated to occur on the Closing Date (as defined in the Underwriting Agreement):

          (a) no less than two business days prior to the Closing Date, to cause the Certificates for the Shares which are to be sold by the Undersigned pursuant to the Underwriting Agreement (which may be aggregated with certificates for shares of Common Stock owned by other Selling Securityholders) to be transferred on the books of the Company into such names as the Underwriter, shall have instructed you, as Custodian, or shall have instructed the transfer agent for the Common Stock, and in connection therewith, to cause to be issued, against surrender of Certificates for the Shares, a new certificate or certificates for the Shares registered in such names and, if possible, bearing no restrictive legend even if the surrendered Certificates bear a restrictive legend;

          (b) on the Closing Date, to deliver such new certificates for the Shares to the Underwriter, against payment therefor at such purchase price per share met of applicable underwriting discounts and expense allowance, as is determined in accordance with the Underwriting Agreement;

          (c) on the Closing Date, to deliver a receipt for such payment and to deposit such payment in your account, as Custodian;

          (d) on the Closing Date, to receive a receipt from the Underwriter for the certificates for the Shares sold on such Closing Date of the Undersigned and the other Selling Securityholders;

          (e) on the Closing Date, to deliver a certificate as to its appointment and the authority of its officers who signed this Custody Agreement;

          (f) as soon as practicable after the Closing Date, to transmit to the Attorney-in-Fact the payment for the Shares sold on the Closing Date, after deducting amounts due you, as Custodian, hereunder and any amount as you may have been instructed in writing by the Attorney-in-Fact or the Undersigned to pay;

          (g) subject to the last sentence of Section 1.4, as soon as practicable after the Closing Date or (if no Closing Date occurs as soon as practicable after the last day on which the Closing Date could occur under the Underwriting Agreement), return to the Undersigned the Certificates, together with any stock power or powers applicable thereto; and

          (h) as soon as practicable after receipt thereof, to transmit to the Undersigned any dividend or distribution paid to the Custodian on, or any proxy or other materials distributed to the Custodian with respect to, the Shares, if any.

     1.3  Irrevocability.  Under the terms of the Power of Attorney, the Power
          --------------
of Attorney and the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriter, the Company, and the other Selling Securityholders who may become parties to the Underwriting Agreement, and the Power of Attorney and all authority conferred thereby are deemed an agency coupled with an interest and are irrevocable and not subject to termination by the Undersigned or by operation of law, whether by death, incapacity, bankruptcy, or insolvency of the Undersigned, by the termination of any trust, estate or other powers (if the Undersigned is executing this Custody Agreement as a trustee, executor or other fiduciary), by the dissolution of the Undersigned if the Undersigned is not a natural person, or (subject to Section 1.4 of the Power of Attorney) the occurrence of any other event, and the obligations of the Undersigned under the Underwriting Agreement are to be similarly not subject to termination except as otherwise provided in the Underwriting Agreement. Accordingly, the Shares deposited with you pursuant to this Custody Agreement and your authority hereunder are subject to and in consideration of the interests of the Underwriter, the Company, and the other Selling Securityholders who may become parties to the Underwriting Agreement, and this Custody Agreement and your authority hereunder are irrevocable and shall not be terminated by the Undersigned or by operation of law, whether by the death, incapacity, bankruptcy or insolvency of the Undersigned, by the termination of any trust, estate or other powers (if the Undersigned is executing this Custody Agreement as a trustee, executor, or other fiduciary), by the dissolution of the Undersigned if the Undersigned is not a natural person, or by the occurrence of any other event. If the Undersigned should die, become incapacitated, be subject to bankruptcy, insolvency, or other similar laws, or if any such termination, dissolution, or other event should occur, the Shares shall be delivered by you on behalf of the Undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and actions taken by you pursuant to this Custody Agreement or by the Attorney-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, bankruptcy, insolvency, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice of such death, incapacity, bankruptcy, insolvency, termination, dissolution or other event.

     1.4  Termination.
          -----------

          (a) If (a) the payments contemplated by Section 1.4(b) of the Power of Attorney (insofar as they relate to the Custodian and its counsel) shall have been made, (b) the Custodian shall have received from the Attorney-in-Fact a written notice that one or more of the events described in Section 1.4(a) of the Power of Attorney have occurred and that the Power of Attorney has terminated, and (c) the Custodian shall have received a written notice from the Company and the Underwriter to the Attorney-in-Fact that one or more of such events have occurred and the payments contemplated by Section 1.4(b) of the Power of Attorney (insofar as they relate to the Company and the Underwriter and their respective counsel) have been made, then, as soon as practicable after the three foregoing conditions are satisfied, or (if earlier) on August 31, 1996, you are to return the Shares to the Undersigned, and you shall have no further responsibilities under this Custody Agreement. In addition, if you shall have received from the Company, the Underwriter, and either the Undersigned or the Attorney-in-Fact, a written notice to deliver a specified portion of the Shares (the "Specified Portion") or all of the Shares to the Undersigned, then, as soon as practicable after receipt of such notice, you are to return the Specified Portion or the Shares, as the case may be, to the Undersigned, and you shall have no further responsibilities under this Custody Agreement with respect to the Specified Portion (if such notice relates to the Specified Portion) or you shall have no further responsibilities under this Custody Agreement (if such notice related to the Shares). Certificates for shares of Common Stock returned to the Undersigned under any provisions of this Custody Agreement shall be registered in the name of the Undersigned, and the Custodian is authorized and directed to cause such certificates to be registered in the name of the Undersigned if such certificates shall have been registered in any other name as contemplated by this Custody Agreement. Notwithstanding any other provision of this Agreement, if the new certificate or certificates for Shares, if any, bear no restrictive legend but the certificates surrendered therefor did bear such a restrictive legend, the Custodian shall, before distributing the Shares or the Specified Portion (to the extent the Specified Portion is made up in whole or in part of such new certificates), submit such new certificates to the transfer agent of the Company or to the Company as transfer agent for its own shares of Common Stock for relegending.

     1.5  Ownership of the Shares.  Until payment of the purchase price for the
          -----------------------
Shares being sold by the Undersigned pursuant to the Underwriting Agreement has been made to the Undersigned, the Attorney-in-Fact, or the Custodian by or for the account of the Underwriter, the Undersigned shall remain the owner of the shares represented by the Certificates and shall have the right to vote such shares and to receive all dividends and distributions thereon.

     1.6  Representations and Warranties of the Undersigned.  The Undersigned
          -------------------------------------------------
represents and warrants to, and agrees with, the Custodian that:

          (a) The Undersigned has carefully read the draft of the Underwriting Agreement (the "Draft Underwriting Agreement"), dated July 11, 1996, understands it, and is familiar with its terms;

          (b) The representations and warranties of the Undersigned contained in the Draft Underwriting Agreement are accurate as of the date this Custody Agreement is executed except as to matters relating to the Underwriting Agreement and the representations and warranties of the Undersigned in the Draft Underwriting Agreement will be accurate as of the date of the Underwriting Agreement is executed; and

     1.7  Further Provisions Relating to the Custody.
          ------------------------------------------

          (a) Distribution by the Custodian in accordance with the terms of this Custody Agreement shall (unless the Undersigned or the Attorney-in-Fact is the distributee) operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Undersigned in and to the Shares distributed and shall be a perpetual bar both at law and in equity with respect to such distributed Shares against the Undersigned and against any person claimed or attempting to claim from, through, or under the Undersigned.

          (b) The Undersigned agrees to reimburse the Custodian for the Custodian's reasonable fees and other expenses (including legal fees and expenses) incurred by the Custodian in connection with the Custodian's duties hereunder.

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

          (c) The Undersigned shall indemnify and hold harmless the Custodian against and in respect of any and all claims, suits, actions, proceedings (formal and informal), investigations, judgments, deficiencies, damages, settlements, liabilities, and legal and other expenses (including legal fees and expenses of attorneys chosen by the Custodian) as and when incurred, and whether or not involving a third party, arising out of or based upon any act, omission, alleged act, or alleged omission by the Custodian or any other cause, in any case in connection with the acceptance of, or the performance or non-performance by the Custodian of, any of the Custodian's duties under this Custody Agreement, except as a result of the Custodian's bad faith or gross negligence. The Custodian shall be fully protected by acting in reliance upon any notice, advice, direction, other document, or signature believed by the Custodian to be genuine, by assuming that any person purporting to give the Custodian any notice, advice, direction, or other document in accordance with the provisions hereof, in connection with this Custody Agreement, or in connection with the Custodian's duties under this Custody Agreement, has been duly authorized so to do, or by acting or failing to act in good faith on the advice of any counsel retained by the Custodian which may be Friedlob Sanderson Raskin Paulson & Tourtillott, LLC. The Undersigned acknowledges that Friedlob Sanderson Raskin Paulson & Tourtillott, LLC acts as counsel to the Company and may continue to serve in that capacity, and neither anything contained herein, the execution or delivery hereof by the Custodian, nor the performance by the Custodian of the Custodian's duties hereunder shall in any way affect or require termination of such relationship with the Company. The Custodian shall not be liable for any mistake of fact or of law or any error of judgment, or for any act or any omission, except as a result of the Custodian's bad faith or gross negligence. The Custodian shall not be liable if the Custodian submits all or a portion of the Shares to the transfer agent of the Company or to the Company as transfer agent for its own shares of Common Stock, an such transfer agent or the Company fails properly to return that portion of the Shares to the Custodian which such transfer agent or the Company was instructed to return.

          (d) The Custodian makes no representation as to the validity, value, genuineness, or the collectability of any security or other document or instrument held by or delivered to the Custodian.

          (e) The Custodian shall have no duties or responsibilities except those expressly set forth herein. The parties hereto agree that the Custodian will not be called upon to construe any contract or instrument. The Custodian shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination (except pursuant to Section 1.4), cancellation, or revision of this Custody Agreement, unless consistent with the other terms of this Custody Agreement and in writing and received by the Custodian, and, if the Custodian's duties as Custodian hereunder are affected, unless the Custodian shall have given its prior written consent thereto. The Custodian shall not be bound by any assignment by the Undersigned of the Undersigned's rights hereunder unless consistent with the other terms of this Custody Agreement and the Custodian shall have received written notice thereof from the Undersigned. The Custodian is authorized to comply with and obey laws, orders, judgments, decrees and regulations of any governmental authority, court, tribunal, or arbitrator. If the Custodian complies with any such law, order, judgment, decree, or regulation, the Custodian shall not be liable to the Undersigned or to any other person even if such law, order, judgment, decree, or regulation is subsequently reversed, modified, annulled, set aside, vacated, found to have been entered without jurisdiction, or found to be in violation of or beyond the scope of a constitution or a law.

          (f) If the Custodian shall be uncertain as to the Custodian's duties or rights under this Custody Agreement, shall receive any notice, advice, direction, or other document from any other person with respect to the Shares which, in the Custodian's opinion, is in conflict with any of the provisions of this Custody Agreement, or should be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of the Shares or any part thereof (or as to the delivery, nondelivery, or content of any notice, advice, direction, or other document), the Custodian shall be entitled, without liability to anyone, to refrain from taking any action other than to use the Custodian's reasonable efforts to keep safely the Shares until the Custodian shall be directed otherwise in writing by all parties the Custodian believes may have an interest in the matter or by an order, decree, or judgment of a court of competent jurisdiction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal (a "Final Judgment"), but the Custodian shall be under no duty to institute or defend any proceeding, although the Custodian may, in the Custodian's discretion and at the expense of the Undersigned as provided in Section 1.7(c), institute or defend such proceedings.

          (g) If the Custodian shall be unable to act or shall resign as Custodian hereunder, the Undersigned or the Attorney-in-Fact immediately shall appoint a successor custodian (the "Successor"). The Custodian may at any time give written notice of the Custodian's resignation (the "Notice") to the Company, the Undersigned, the Attorney-in-Fact and the Underwriter. Such resignation shall take effect when the Successor accepts in writing the Successor's appointment as successor custodian and receives from the Custodian the Shares. If the Successor is for any reason unable or unwilling to become successor custodian and to accept the Shares within five days after the Notice is sent, then the Company, the Underwriter, and either the Undersigned or the Attorney-in-Fact may promptly appoint another successor custodian. If no successor custodian has been so appointed and has accepted the Shares within five days after the Notice is sent, all responsibilities of the Custodian hereunder shall, nevertheless, cease. The Custodian's sole responsibility thereafter shall be to use reasonable efforts to keep safely the Shares and to deliver the Shares as may be directed in writing by the Company, the Underwriter, and either the Undersigned or the Attorney-in-Fact or by a Final Judgment. In addition, the Custodian may, but is not obligated to, petition any court of competent jurisdiction for the appointment of a successor custodian. Such court may thereupon appoint a successor custodian after the Custodian deposits the Shares into court and after such notice, if any, to other persons as the court may deem proper and prescribe. This Agreement shall not otherwise be assignable by the Custodian without the prior written consent of the Company, the Underwriter, and either the Undersigned or the Attorney-in-Fact.

          (h) The Undersigned authorizes the Custodian, if the Custodian is threatened with litigation or is sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Shares with the clerk of that court.

          (i) The Custodian's responsibilities and liabilities hereunder, except as a result of the Custodian's own bad faith or gross negligence, will terminate upon the deliver by the Custodian of all the Shares under any provision of this Custody Agreement.

2    Miscellaneous

     2.1  Further Action.  At any time and from time to time, the Undersigned
          --------------
agrees, at the Undersigned's expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Custody Agreement. The Undersigned shall pay or cause to be paid any transfer tax arising out of the placing of the Shares into the Escrow, the deliver of the Shares out of the Escrow, or the transfer of the Shares into the name of any person or entity (including the Undersigned) pursuant to the terms of this Custody Agreement. The Custodian shall not have liability regarding transfer taxes even if the Undersigned fails to comply with the obligations set forth in the prior sentence.

     2.2  Survival.  Subject to Section 1.7(i), the covenants, agreements,
          --------
representations, and warranties contained in or made pursuant to this Custody Agreement shall survive the delivery by the Custodian of the Shares, irrespective of any investigation made by or on behalf of any party.

     2.3  Modification.  This Custody Agreement sets forth the entire
          ------------
understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. Any waiver, modification, amendment, termination (except pursuant to Section 1.4), cancellation, or revision of this Custody Agreement may be made only by a written instrument duly executed by the Company, the Underwriter, and the Attorney-in-Fact on behalf of the Undersigned and the other Selling Securityholders and (to the extent contemplated by Section 1.7(e)) the Custodian.

     2.4  Notices.  Any notice or other communication required or permitted to
          -------
be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth below (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 2.4) with a copy to each of the other parties hereto:

     To the Company:

          Recycling Industries, Inc.
          384 Inverness Drive, Suite 211
          Denver, Colorado  80112
          Attention:  Chief Executive Officer

     To the Undersigned:

          At the address on the signature page hereof.

     To the Attorney-in-Fact:

          Gerald Raskin, Esq., or
          John W. Kellogg, Esq.
          Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
          1400 Glenarm Place, Suite 300
          Denver, Colorado  80202

     To the Custodian:

          Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
          1400 Glenarm Place, Suite 300
          Denver, Colorado  80202
          Attention:  Gerald Raskin, Esq.

     To the Underwriter:

          Prime Charter Ltd.
          810 Seventh Avenue
          New York, New York  10019
          Attention:  Mary Celeste Anthes

      with a copy to:

          Brownstein Hyatt Farber & Strickland, P.C.
          410 Seventeenth Street, Suite 2200
          Denver, Colorado  80202
          Attention:  John R. Garrett, Esq.

Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 2.4. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this

Section 2.4 shall be deemed given at the time of receipt thereof. You are entitled to treat any communication from the Attorney-in-Fact as if it had been made by the Undersigned.

     2.5  Waiver.  Any waiver by any party of a breach of any provision of this
          ------
Custody Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Custody Agreement. The failure of a party to insist upon strict adherence to any term of this Custody Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Custody Agreement. Any waiver must be in writing and comply with Section 2.3.

     2.6  Third Party Beneficiaries.  Except as otherwise specifically provided
          -------------------------
in this Custody Agreement, this Custody Agreement does not create, and shall not be construed as created, any rights enforceable by any person not a party to this Custody Agreement.

     2.7  Jurisdiction.  The parties hereby irrevocably consent to the
          ------------
jurisdiction of the District Court in and for the City and County of Denver, State of Colorado, and the United States District Court for the District of Colorado in connection with any action or proceeding arising out of or relating to this Custody Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Custody Agreement, a breach of this Custody Agreement or of any such document or instrument, or the Shares.

     2.8  Separability.  This entire Custody Agreement shall be void if any
          ------------
provision of this Custody Agreement other than the second and third sentences of
Section 2.10 is invalid, illegal, unenforceable, or inapplicable to any person or circumstance to which it is intended to be applicable, except that the provisions of Section 1.7 shall survive.

     2.9  Headings.  The headings in this Custody Agreement are solely for
          --------
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     2.10 Counterparts; Governing Law.  This Custody Agreement may be executed
          ---------------------------
in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to conflict of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, any breach of this Agreement or any such document or instrument, or any transaction contemplated hereby or thereby may be brought only in the District Court in and for the City and County of Denver, State of Colorado, or the United States District Court for the District of Colorado and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that such party is not subject personally to the jurisdiction of such court, that such party's property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

     IN WITNESS WHEREOF, the parties have duly executed this Custody Agreement this ____ day of ____________, 1996.

                                    Very truly yours,



                                    By:
                                       --------------------------------------
                                       1-
                                       2-
                                       3-
                                       Number of Shares:
                                                        ---------------------


ACCEPTED AND AGREED:

CUSTODIAN
Friedlob Sanderson Raskin Paulson & Tourtillott, LLC



By
  ------------------------------
  Gerald Raskin, Esq.

                                    Annex I

                            CERTIFICATES DEPOSITED
                            ----------------------

                                                          Number of Shares of
                                                          Common Stock to be
                                                            Sold from Each
                               Number of Shares           Certificate if Less
  Serial Numbers of            of Common Stock            than All of Shares
   Certificates for             Represented by            Represented thereby
     Common Stock              Each Certificate             Are to be Sold
  -----------------            ----------------           -------------------


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                                      -11-